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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 5, 2003
                        (Date of earliest event reported)


IMPAC SECURED ASSETS CORP. (as company under an Indenture, dated as of November 6, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2003-11)


                                IMH Assets Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                333-109503                   33-0705301
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                           92660
-------------------------                                           -----
(Address of Principal                                             (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code, is (949) 475-3600




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



Item 5.  Other Events
         ------------

         Description of the Mortgage Pool

         IMH Assets Corp. (the "Registrant") plans to issue a series of certificates, entitled Collateralized Asset-Backed Bonds, Series 2003-11 (the "Certificates") pursuant to an Indenture dated as of November 6, 2003, among the Registrant and Deutsche Bank National Trust Company, as Indenture Trustee.

         Collateral Term Sheets

         Countrywide Securities Corporation (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         Exhibit No.                               Description
         -----------                               -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by Countrywide
                                    Securities Corporation to certain
                                    prospective purchasers of Collateralized
                                    Asset-Backed Bonds, Series 2003-11 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           IMH ASSET CORP.

                                           By: /s/ Richard J. Johnson
                                               ---------------------------
                                           Name:   Richard J. Johnson
                                           Title:  Chief Financial Officer


Dated: November 5, 2003

                                  EXHIBIT INDEX



                  Item 601(a) of            Sequentially
Exhibit           Regulation S-K            Numbered
Number.           Exhibit No.               Description                         Page
-------           -----------               -----------                         ----
1                 99                        Preliminary                         Filed Manually
                                            Collateral Term Sheet